EXHIBIT 99.1
Full Year 2016 and 2015 Unaudited Segment Information by Quarter
The following table sets forth certain financial information associated with our results of operations (unaudited, in thousands):

	Summary of Operations (in thousands)
	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Third-Party Revenues(1):
Technical Services	$219,105	$229,130	$232,482	$225,778	$240,325	$248,025	$253,069	$249,991
Industrial and Field Services	130,187	164,641	172,191	151,226	167,530	369,681	323,051	163,376
Safety-Kleen	246,961	277,715	297,082	288,969	257,491	274,980	272,659	255,796
Oil, Gas and Lodging Services	39,051	24,860	27,644	25,137	67,029	43,436	44,470	43,770
Corporate Items	779	1,164	121	1,003	124	106	117	111
Total	636,083	697,510	729,520	692,113	732,499	936,228	893,366	713,044
Direct Revenues(1):
Technical Services	$254,337	$265,375	$271,769	$265,254	$276,526	$287,422	$288,394	$286,738
Industrial and Field Services	123,499	156,416	161,292	141,008	160,558	358,603	315,836	154,956
Safety-Kleen	218,806	248,624	268,367	260,286	227,651	244,752	242,964	226,322
Oil, Gas and Lodging Services	39,507	26,375	28,537	25,464	69,040	46,149	46,366	45,584
Corporate Items	(66)	720	(445)	101	(1,276)	(698)	(194)	(556)
Total	636,083	697,510	729,520	692,113	732,499	936,228	893,366	713,044
Cost of Revenues(2):
Technical Services	174,046	176,908	178,456	180,928	189,540	189,504	194,105	196,476
Industrial and Field Services	107,292	120,456	126,796	114,059	131,881	265,264	236,575	129,272
Safety-Kleen	147,429	160,598	163,770	173,478	172,754	156,835	161,034	158,694
Oil, Gas and Lodging Services	34,155	24,167	24,663	25,703	55,711	39,813	40,179	38,569
Corporate Items	1,357	(2,127)	(1,770)	2,493	(3,379)	1,272	2,753	(46)
Total	464,279	480,002	491,915	496,661	546,507	652,688	634,646	522,965
Selling, General and Administrative Expenses:
Technical Services	19,893	19,576	20,980	14,772	23,585	21,110	15,241	17,782
Industrial and Field Services	15,774	16,000	16,262	14,385	17,324	19,245	15,110	13,835
Safety-Kleen	31,322	32,792	34,544	32,604	32,124	30,898	29,711	27,377
Oil, Gas and Lodging Services	4,042	3,407	3,850	3,188	6,060	5,679	4,472	4,952
Corporate Items	33,453	35,288	35,318	34,565	28,622	43,486	28,579	28,972
Total	104,484	107,063	110,954	99,514	107,715	120,418	93,113	92,918
Adjusted EBITDA
Technical Services	60,398	68,891	72,333	69,554	63,401	76,808	79,048	72,480
Industrial and Field Services	433	19,960	18,234	12,564	11,353	74,094	64,151	11,849
Safety-Kleen	40,055	55,234	70,053	54,204	22,773	57,019	52,219	40,251
Oil, Gas and Lodging Services	1,310	(1,199)	24	(3,427)	7,269	657	1,715	2,063
Corporate Items	(34,876)	(32,441)	(33,993)	(36,957)	(26,519)	(45,456)	(31,526)	(29,482)
Total	$67,320	$110,445	$126,651	$95,938	$78,277	$163,122	$165,607	$97,161
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(1)	Third party revenue billed to outside customers by a particular segment. Direct revenue is revenue allocated to the segment performing the provided service.

(2)	Cost of revenue is shown exclusive of items presented separately on the statements of operations, which consist of (i) accretion of environmental liabilities and (ii) depreciation and amortization.

The following is a reconciliation of net (loss) income to Adjusted EBITDA (unaudited, in thousands):

	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Net (loss) income	$(20,871)	$3,966	$(10,255)	$(12,713)	$(7,089)	$10,395	$40,228	$568
Accretion of environmental liabilities	2,505	2,548	2,476	2,648	2,619	2,599	2,577	2,607
Depreciation and amortization	68,902	73,393	73,360	71,347	68,356	67,773	69,060	69,005
Goodwill impairment charges	—	—	34,013	—	—	31,992	—	—
Other expense (income), net	350	189	198	(6,932)	(409)	660	139	990
Gain on sale of business	—	—	(16,431)	(453)	—	—	—	—
Interest expense, net	18,980	21,647	21,565	21,333	19,438	19,249	19,017	18,849
(Benefit) provision for income taxes	(2,546)	8,702	21,725	20,708	(4,638)	30,454	34,586	5,142
Adjusted EBITDA	$67,320	$110,445	$126,651	$95,938	$78,277	$163,122	$165,607	$97,161